[GRAPHIC OMITTED: THE NOAH FUND LOGO]

1-800-794-6624
1-800-794-NOAH

Annual Report

October 31, 1999

Investment and Management Services
Polestar Management Company
Geewax Terker & Company

Custodian
First Union National Bank

Transfer, Dividend Disbursing
And Accounting Services Agent
Declaration Service Company

Auditors
Sanville & Company



December 1, 1999

Dear Fellow Shareholder:

Once again I want to thank you for your confidence in and, therefore, your investment in the NOAH FUND. We are proud to announce the result of operations for the period ending October 31, 1999. Thanks to your investments and to John Geewax's investing, NOAH FUND has assets over $11,000,000.00. Think of it. In January of 1998 our net assets were only about $1,000,000.

The NOAH FUND, which started investing on May 17, 1996, has obtained a 139.66% cumulative return from the FUND's commencement of operations through October 31, 1999, and a 152.20% cumulative return as of November 30, 1999. For the past fiscal year the NOAH FUND was up 37.06%. With God's gracious blessing, the NOAH FUND has been able to triple its assets each year of the last three calendar years2.

The NOAH FUND's sub-advisor, Geewax, Terker & Company, which manages $6.4 billion for its clients, generally follows a philosophy of Long Term Large Cap Growth with Low Risk, while remaining fully invested. NOAH FUND is managed with the same philosophy. As of March 9, 1998, CalPERS1 has ranked Geewax, Terker & Company as NUMBER THREE of all the equity investment advisors, no matter the style, out of 270 such advisors; but since the other two managers are other styles of investors, it is the number one Large Cap Growth Manager. We are fortunate indeed to have John Geewax actively involved with the investment management of our NOAH FUND portfolio.

Your management company charges a 1% fee and is proud of its commitment of donating 10% of its 1% management fee as a tithe to "missions, discipleship and needs of the poor." This past year, World Vision, Inc.; Tithe Family Council; Salvation Army; and Campus Crusade for Christ International, Inc., were recipients. Naturally, this tithe comes from the Management Company and NOT from the FUND, so it has no effect on the monetary value of your investment.

We are grateful to be able to serve you and believe our Large Cap Low Risk Growth Stock strategy will continue to bring excellent results. We are happy to have you as an investor and hope to retain your confidence by producing such results over the long term with a modicum of risk.

You can check the NOAH FUND "NAV" each evening after 4:30 p.m. Eastern Time by calling 1-800-794-NOAH. You are also able to get the NAV on the Internet by looking up the NOAH FUND symbol "NOAHX" or by going directly to the NOAH FUND Web site, http://www.NOAHFUND.com. If you like, you may also call your broker. Declaration Distributors, Inc., distributes the NOAH FUND.

For those of you who did not invest as much as you could have, we are disappointed that our excellent results did not fully benefit you. However, all is not lost. There is no time like the present to get involved, even on a dollar cost averaging basis3. If you would like to know about anything further, please feel free to call (610) 651-0460.

In Jesus' Name,

/S/WILLIAM L. VAN ALEN, JR.
William L. Van Alen, Jr.
President
NOAH FUND


1 CalPERS is the California Public Employment Retirement System, which "is looking for the best domestic equity managers regardless of style or approach.

2 Past performance is, of course, no guarantee of future results. An investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

3 Dollar cost averaging is putting money in over a period of time in equal monthly installments. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.

* As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such comparison may be said to be inappropriate because of the dissimilarity between the fund's investments and the securities comprising the index; so too with the NOAH FUND which will not invest in certain of the securities comprising the index.

[GRAPHIC OMITTED: WORM CHART: THE NOAH FUND: TOTAL RETURN VS. THE S&P 500 TOTAL RETURN AND NASDAQ COMPOSITE INDEX]

                NASDAQ          S&P 500              THE
               Composite         Total              NOAH
                Index            Return             FUND
5/17/96         10,000           10,000            10,000
10/31/96         9,836           10,645            11,230
4/30/97         10,152           12,212            12,679
10/31/97        12,832           14,064            13,914
4/30/98         15,045           17,227            16,283
10/31/98        14,264           17,157            19,063
4/30/99         20,476           20,986            22,476
10/31/99       $23,887          $21,561           $23,966


*Inception date

Past performance is not predictive of future performance.


                             For the period ended October 31, 1999
                                       Annualized Since
                                  Commencement of Operations
                             -------------------------------------
  Noah Fund                                   28.8%
  S&P 500                                     24.9%
  NASDAQ Composite                            28.6%

The Standard & Poor's 500 Total Return Index (S&P 500 Total Return) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock
Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on May 17, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



The Noah Fund
SCHEDULE OF INVESTMENTS
October 31, 1999
------------------------------------------------------------------
                                      Shares        Value (Note 1)
                                     --------      ---------------
COMMON STOCK--88.61%
Advertising--0.67%
Interpublic Group of Companies, Inc.       800             $32,500
Omnicom Group, Inc.                        400              35,200
                                                   ---------------
                                                            67,700
                                                   ---------------
Aerospace & Defense--1.51%
AlliedSignal, Inc.                       1,400              79,712
United Technologies Corp.                1,200              72,600
                                                   ---------------
                                                           152,312
                                                   ---------------
Appliances--0.06%
Maytag Corp.                               150               6,009
                                                   ---------------
Banking--1.78%
Fifth Third Bancorp                        700              51,669
First Tennessee National Corp.             600              20,400
Firstar Corp.                            2,000              58,750
National Commerce Bankcorp.                300               7,500
Northern Trust Corp.                       425              41,039
                                                   ---------------
                                                           179,358
                                                   ---------------
Broadcasting--0.40%
Hispanic Broadcasting Corp.*               500              40,500
                                                   ---------------
Building Maintenance & Services--0.25%
Ecolab, Inc.                               750              25,359
                                                   ---------------
Computer Hardware--4.38%
Dell Computer Corp.                      5,330             213,866
Hewlett-Packard Co.                        700              51,844
International Business Machines, Inc.    1,790             176,091
                                                   ---------------
                                                           441,801
                                                   ---------------
Computer Services & Software--16.52%
Adaptec, Inc.*                             600              27,000
Adobe Systems, Inc.                        400              27,975
America Online, Inc.*                    2,380             308,656
BISYS Group, Inc. (The)*                   200              10,200
BMC Software, Inc.*                        500              32,094
BroadVision, Inc.*                         900              65,700
Citrix Systems, Inc.*                      400              25,650
Computer Associates International, Inc.    600              33,900
Comverse Technology, Inc.*                 745              84,558
Electronics for Imaging, Inc.*             200               8,063
EMC Corp.                                1,100              80,300
Go2Net, Inc.*                              800              56,300
Intuit, Inc.*                            2,100              61,162
Legato Systems, Inc.*                      500              26,875
Microsoft Corp.*                         6,500             601,656
Network Appliance, Inc.*                   600              44,400
Oracle Corp.*                              900              42,806
Rational Software Corp.*                   800              34,200
Sun Microsystems, Inc.*                    500              52,906
VERITAS Software Co.*                      400              43,150
                                                   ---------------
                                                         1,667,551
                                                   ---------------
Cosmetics & Toiletries--2.34%
Colgate-Palmolive Co.                      700              42,350
Estee Lauder Cos.                          500              23,313
Procter & Gamble Co.                     1,630             170,946
                                                   ---------------
                                                           236,609
                                                   ---------------
Diversified Conglomerates--0.24%
Danaher Corp.                              500              24,156
                                                   ---------------
Electronic Equipment--8.74%
American Power Conversion Corp.*         1,100              24,681
Analog Devices, Inc.*                      800              42,500
Applied Materials, Inc.*                 1,330             119,451
Atmel Corp.*                               200               8,000
General Instrument Corp.*                  500              26,906
Intel Corp.                              5,600             433,650
Linear Technology Corp.                    500              34,969
Motorola, Inc.                             850              82,822
PMC Sierra Inc.*                           200              18,850
Symbol Technologies, Inc.                  600              23,850
Vitesse Semiconductor Corp.*               600              27,525
Xilinx, Inc.*                              500              39,312
                                                   ---------------
                                                           882,516
                                                   ---------------
Electronics and Electrical Equipment--0.69%
Applied Micro Circuits Corp.*              900              70,031
                                                   ---------------
Financial Services--5.29%
American Express Co.                     1,000             154,000
Citigroup, Inc.                            912              49,362
Federal Home Loan Mortgage Corp.         1,700              91,906
MBNA Corp.                               1,150              31,769
Paychex, Inc.                              800              31,500
Providian Financial Corp.                  385              41,965
Schwab (Charles) Corp.                   2,300              89,556
SEI Corp.                                  200              19,494
SLM Holding Corp.                          500              24,469
                                                   ---------------
                                                           534,021
                                                   ---------------
Food & Beverage--2.56%
General Mills, Inc.                        300              26,156
Kroger Co.                               4,400              91,575
Quaker Oats Co.                            300              21,000
Safeway, Inc.*                           2,300              81,219
Sysco Corp.                              1,000              38,437
                                                   ---------------
                                                           258,387
                                                   ---------------
Healthcare--0.15%
Express Scripts, Inc.*                     300              14,737
                                                   ---------------
Insurance--1.13%
American International Group, Inc.       1,112             114,466
                                                   ---------------
Medical Products--1.82%
Amgen, Inc.*                               500              39,875
Biomet, Inc.                               600              18,075
Guidant Corp.                              600              29,625
Human Genome Sciences, Inc.*               300              26,213
PE Corp. - PE Biosystems Group             700              45,412
Stryker Corp.                              400              24,700
                                                   ---------------
                                                           183,900
                                                   ---------------
Miscellaneous Manufacturing--0.25%
Avery Dennison Corp.                       400              25,000
                                                   ---------------
Motorcycle Manufacturers--0.41%
Harley-Davidson, Inc.                      700              41,519
                                                   ---------------
Office Equipment--0.72%
Pitney Bowes, Inc.                       1,600              72,900
                                                   ---------------
Pharmaceuticals--12.03%
Abbott Laboratories                      2,145              86,604
Biogen, Inc.                             2,000             148,250
Cardinal Health, Inc.                    1,062              45,799
Forest Laboratories, Inc.*                 400              18,350
Gilead Sciences, Inc.*                     400              25,275
Lilly (Eli)  & Co.                         600              41,325
MedImmune, Inc.*                           450              50,400
Merck & Co.                              5,530             439,981
Schering Plough Corp.                    7,250             358,875
                                                   ---------------
                                                         1,214,859
                                                   ---------------
Printing--0.52%
Lexmark International Group, Inc.*         400              31,225
Valassis Communications, Inc.*             500              21,500
                                                   ---------------
                                                            52,725
                                                   ---------------
Publishing--0.09%
Central Newspapers, Inc. Cl A              200               8,588
                                                   ---------------
Retail--1.75%
Abercrombie & Fitch Co. Cl A*              800              21,800
Bed Bath & Beyond, Inc.*                   700              23,319
Limited, Inc. (The)                        200               8,225
Lowe's Cos., Inc.                        1,600              88,000
TJX Cos., Inc.                           1,300              35,263
                                                   ---------------
                                                           176,607
                                                   ---------------
Retail Stores--10.13%
BJ's Wholesale Club, Inc.*                 700              21,569
Costco Companies, Inc.*                    850              68,266
CVS Corp.                                1,450              62,984
Dollar Tree Stores, Inc.*                1,100              47,919
Family Dollar Stores, Inc.               1,500              30,938
Gap, Inc.                                    1                  19
Home Depot, Inc.                         3,900             294,450
Kohl's Corp.*                              600              44,888
Ross Stores, Inc.                        2,400              49,500
Staples, Inc.*                           2,575              57,133
Wal Mart Stores, Inc.                    6,050             345,606
                                                   ---------------
                                                         1,023,272
                                                   ---------------
Telecommunications--13.13%
ADC Telecommunications, Inc.*              500              23,844
Allegiance Telecom Inc.*                   400              27,600
Alltel Corp.                             1,000              83,250
Cisco Systems, Inc.*                     7,285             539,090
Corning, Inc.                              700              55,037
MCI WorldCom, Inc.                       3,460             296,911
NEXTEL Communications, Inc. Cl A*          700              60,331
SBC Communications, Inc.                 2,350             119,703
Tellabs, Inc.*                           1,400              88,550
Western Wireless Corp. Cl A*               600              31,725
                                                   ---------------
                                                         1,326,041
                                                   ---------------
Toys--0.05%
Mattel, Inc.                               400               5,350
                                                   ---------------
Transportation--0.52%
Southwest Airlines Co.                   2,100              35,306
Swift Transportation Co., Inc.*          1,000              17,438
                                                   ---------------
                                                            52,744
                                                   ---------------
Utilities--0.48%
AES Corp.                                  500              28,219
Enron Corp.                                500              19,969
                                                   ---------------
                                                            48,188
                                                   ---------------
TOTAL COMMON STOCK (Cost $7,795,557)                     8,947,206
                                                   ---------------
MISCELLANEOUS ASSETS--7.63%
Evergreen Money Market Trust CL Y      770,821             770,821
                                                   ---------------
Total Investments (Cost $8,566,378)                      9,718,027
                                                   ---------------
Other Assets & Liabilities, Net--3.76%                     379,807
                                                   ---------------
NET ASSETS--100.00%                                    $10,097,834
                                                   ===============

* Non-income producing investment.

See notes to financial statements



The Noah Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
------------------------------------------------------------------
Assets:
Investments, at market (identified cost $8,566,378)     $9,718,027
Receivables:
Dividends and interest                                       4,662
Fund shares sold                                            33,459
Investment securities sold                                 365,634
Deferred organization costs                                  2,713
Prepaid expenses                                             7,787
                                                       -----------
Total assets                                            10,132,282
                                                       -----------
Liabilities:
Payables:
Due to advisor                                               2,646
Accrued expenses                                            19,698
Other liabilities                                           12,104
                                                       -----------
Total liabilities                                           34,448
                                                       -----------
Net Assets                                             $10,097,834
                                                       ===========

Net Assets Consist of:
Common stock                                                  $436
Additional capital paid-in                               8,249,752
Accumulated realized gain on investments                   695,997
Net unrealized gain on investments                       1,151,649
                                                       -----------
Total Net Assets                                       $10,097,834
                                                       ===========

Shares outstanding (500,000,000 shares of
$0.001 par value authorized)                               435,759
                                                       ===========

Net Asset Value, offering and redemption
price per share                                             $23.17
                                                       ===========

See notes to financial statements.



The Noah Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1999
------------------------------------------------------------------
Investment Income:
Interest                                                    $9,020
Dividends                                                   29,209
                                                        ----------
Total investment income                                     38,229
                                                        ----------
Expenses:
Management fees                                             64,499
Administration fee                                          17,834
Distribution fees                                           15,740
Accounting fee                                              13,667
Custodian fees                                               4,800
Amortization of organizational expenses                      1,767
Professional fees                                           15,000
Registration fees                                           13,005
Transfer agency fees                                        13,667
Reports to shareholders                                      6,500
Other                                                        9,281
                                                        ----------

Total expenses before fee waivers                          175,760

Waiver by Manager                                          (36,853)
                                                        ----------
Total expenses, net                                        138,907
                                                        ----------
Net investment loss                                       (100,678)
                                                        ----------
Realized & unrealized gain on investments:
Net realized gain on investments                           739,622
Net change in unrealized appreciation
on investments                                             695,503
                                                        ----------
                                                         1,435,125
                                                        ----------
Net increase in net assets resulting
from operations                                         $1,334,447
                                                        ==========

See notes to financial statements.




The Noah Fund
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                           Year Ended           Year Ended
                                                        October 31, 1999     October 31, 1998
                                                        ----------------     ----------------
Operations:
Net investment loss                                         $(100,678)            $(14,744)
Net realized gain on investments                              739,622               68,147
Net change in unrealized appreciation on investments          695,503              314,248
                                                          -----------           ----------
Net increase in net assets resulting from operations        1,334,447              367,651
                                                          -----------           ----------
Distributions to shareholders from:
Net realized gains                                            (68,298)              (6,727)
                                                          -----------           ----------
Capital Share Transactions
Proceeds from shares sold                                   6,727,306            1,662,691
Proceeds from shares issued to holders in
reinvestment of dividends                                      66,275                6,727
Cost of shares redeemed                                      (552,301)            (401,653)
                                                          -----------           ----------
Net increase in net assets from Fund share transactions     6,241,280            1,267,765
                                                          -----------           ----------
Increase in net assets                                      7,507,429            1,628,689

Net Assets:
Beginning of period                                         2,590,405              961,716
                                                          -----------           ----------
End of period                                             $10,097,834           $2,590,405
                                                          ===========           ==========

See notes to financial statements.





The Noah Fund
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                      May 17, 1996(1)
                                               Year Ended         Year Ended         Year Ended           through
                                            October 31, 1999   October 31, 1998   October 31, 1997   October 31, 1996
                                            ----------------   ----------------   ----------------   ----------------
Net Asset Value--Beginning of Period              $17.31             $13.23             $10.59             $10.00
                                                  ------             ------             ------             ------
Investment Operations:
Net investment income (loss)                       (0.13)(2)          (0.10)(2)          (0.01)(2)           0.04
Net realized and unrealized gain on
investments                                         6.43               4.27               2.69               0.55
                                                  ------             ------             ------             ------
Total from investment operations                    6.30               4.17               2.68               0.59
                                                  ------             ------             ------             ------
Distributions:
From net investment income                            --                 --              (0.04)                --
From net realized capital gains                    (0.44)             (0.09)                --                 --
                                                  ------             ------             ------             ------
Total distributions                                (0.44)             (0.09)             (0.04)                --
                                                  ------             ------             ------             ------
Net Asset Value--End of Period                    $23.17             $17.31             $13.23             $10.59
                                                  ======             ======             ======             ======

Total Return                                       37.06%             31.65%             25.41%              5.90%(3)

Ratios/Supplemental Data
Net assets, end of period (in 000's)              $6,472             $2,590               $961               $466
Ratio of expenses to average net assets(4)          2.15%              1.75%              1.75%              1.42%
Ratio of net investment income (loss) to
average net assets(4)                              (1.56)%            (0.86)%            (0.18)%             0.86%
Portfolio turnover rate                            81.53%             66.49%             27.07%             21.61%

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized for the period May 17, 1996 through October 31, 1996.

(4) Without expense waivers of $36,853, $51,285, $94,353 and $47,931 for the periods ending October 31, 1999, 1998,
    1997 and 1996, respectively, the ratio of expenses to average net assets would have been 2.72%, 4.73%, 16.08% and
    49.81% and the ratio of net investment (loss) to average net assets would have been (2.13)%, (3.85)%, (14.51)% and
    (47.52)%.

See notes to financial statements.




The Noah Fund
NOTES TO THE FINANCIAL STATEMENTS
October 31, 1999
------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the Securities and Exchange Commission ("SEC") on May 10, 1996 and commenced operations on May 17, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed his shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f) Reclassifications--In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of October 31, 1999, the Fund recorded permanent book/tax differences of $41,950 from net investment loss to accumulated undistributed net realized gain and $58,728 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                 Year Ended         Year Ended
                              October 31, 1999   October 31, 1998
                              ----------------   ----------------
Shares sold                        307,489            102,577
Shares issued to holders in
reinvestment of dividends            3,596                472
Shares redeemed                    (24,987)           (26,084)
                                   -------            -------
Net Increase                       286,098             76,965
                                   =======            =======

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended October 31, 1999, were as follows:

Purchases                           $10,033,334
Sales                                 5,031,113

At October 31, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                         $1,458,733
(Depreciation)                         (308,612)
                                    -----------
Net appreciation on investments      $1,150,121
                                    ===========

At October 31, 1999, the cost of investments for federal income tax purposes was $8,567,906.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar
Management Company ("Polestar Management"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated upon approval of the Board of Directors. Prior to February 1, 1999, the Manager agreed to reimburse its management fee and other expenses to the extent that total operating expenses exceeded the annual rate of 1.75%.

Geewax, Terker & Company serves as the Fund's sub-investment adviser. The Manager compensates the sub-advisor under the terms of a sub-advisor agreement at a fee of $1.00 per annum until the average net assets of the Fund exceed $20,000,000. Upon reaching that level the sub-advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such assets in excess of $50 million to $100 million; and 0.35% of such assets in excess of $100 million.

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .25% per annum of the Fund's average daily net assets.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. For the year ended October 31, 1999, distribution fees incurred amounted to $15,740, which is .25% of the Fund's average daily net assets.

Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the year ended October 31, 1999, the Fund incurred $3,160 for such services.

Certain directors and officers of the Fund are directors and officers of the Manager.



The Noah Fund
INDEPENDENT AUDITORS' REPORT                      October 31, 1999
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We have audited the accompanying statement of assets and liabilities of
The Noah Fund (the "Fund"), a series of The Noah Investment Group, Inc., including the schedule of investments, as of October 31, 1999, and the related statements of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1997 and the financial highlights for the year ended October 31, 1997 and the period from May 17, 1996 (commencement of operations) through October 31, 1996 were audited by other auditors whose report, dated November 19, 1997 expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

Abington, Pennsylvania                Sanville & Company
December 8, 1999                      Certified Public Accountants



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